Exhibit 99.2

Cbre group, inc. First Quarter 2015: Earnings Conference Call April 29, 2015

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook, our adjusted earnings per share expectations, our normalized tax rate expectations, expectations regarding our currency hedging and Government Sponsored Enterprise lending activities, and our ability to close and integrate the Global WorkPlace Solutions acquisition, including the timing of that closing. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our first quarter earnings report, filed on Form 8-K and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward-Looking Statements CBRE GROUP, INC. Q1 2015 EARNINGS CONFERENCE CALL

Conference Call Participants Bob Sulentic President and Chief Executive Officer Gil Borok Deputy Chief Financial Officer and Chief Accounting officer Jim Groch Chief Financial Officer and Global Director of Corporate Development Steve Iaco Investor Relations and corporate communications

First Quarter 2015 GLOBAL Results Strong momentum continued in Q1 2015 Seeing impact of our strategy Enhancing service offering Strengthening operating platform Augmenting talent pool Balance sheet strength and flexibility Q1 results Americas served as a growth catalyst APAC performed well, while EMEA growth slowed following a very strong Q1 2014 Completed two in-fill acquisitions year-to-date in 2015 Announced agreement to acquire Global WorkPlace Solutions Expect to close late Q3 or early Q4 2015

Q1 2015 Performance Overview Revenue Fee Revenue1 EBITDA Normalized EBITDA2 Margin on Fee Revenue3 Net Income4 EPS4,5 Q1 2015 $ 2,053 M $ 1,455 M $ 246 M $ 247 M 17.0% GAAP $ 93 M Adjusted $ 106 M GAAP $ 0.28 Adjusted $ 0.32 Q1 2014 $ 1,861 M $ 1,328 M $ 197 M $ 199 M 15.0% GAAP $ 68 M Adjusted $ 82 M GAAP $ 0.20 Adjusted $ 0.25 Change from Q1 2014 ▲10% ▲10% ▲25% ▲24% ▲2.0 pts ▲29%6 ▲28%6 See slide 15 for footnotes.

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Corporate Services1 Asset Services1 Investment Management Appraisal & Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q1 2015 $ 695 $ 252 $ 110 $ 108 $ 447 $ 309 $ 104 $ 10 $ 18 $ 2,053 Fee Revenue2 Q1 2015 $ 233 $ 116 $ 110 $ 108 $ 447 $ 309 $ 104 $ 10 $ 18 $ 1,455 % of Q1 2015 Total Fee Revenue 16% 8% 8% 7% 31% 21% 7% 1% 1% 100% Fee Revenue Growth Rate (Change Q1 2015-over-Q1 2014) USD ▲5% ▲2% -2% ▲13% ▲9% ▲16% ▲40% 0% -18% ▲10% Local Currency ▲12% ▲8% ▲5% ▲20% ▲13% ▲21% ▲ 41% 0% -13% ▲15% Q1 2015 BUSINESS LINE REVENUE 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. 70% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 70% of fee revenue

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q1 2015 $ 530 $ 160 $ 329 $ 208 USD3 ▲14% ▲10% ▲18% ▲31% Local Currency3 ▲15% ▲12% ▲19% ▲ 1. 32% Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. 3. Growth rate for Q1 2015 versus Q1 2014. Americas revenue Total Q1 2015 revenue up 20% in USD and 21% in local currency

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q1 2015 $ 327 $ 156 $ 65 $ 60 USD3 -1% -2%  -19% -6% Local Currency3 ▲9% ▲9%  -6% ▲ 6% EMEA revenue Total Q1 2015 revenue down 5% in USD or up 6% in local currency 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. 3. Growth rate for Q1 2015 versus Q1 2014.

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q1 2015 $ 89 $ 31 $ 52 $ 41 USD3 ▲24% ▲4%  0% -7% Local Currency3 ▲30% ▲12% ▲ 8% ▲3% Asia Pacific revenue Total Q1 2015 revenue up 7% in USD or 15% in local currency 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. 3. Growth rate for Q1 2015 versus Q1 2014.

New 26 Expansions 19 Renewals 13 Global Corporate Services Most new clients in any Q1 period Strong growth internationally Announced two acquisitions Global WorkPlace Solutions ESI (energy management on 180 million square feet) Q1 2015 TOTAL CONTRACTS Facilities Management Transaction Services Project Management highlights Q1 2015 Representative Clients

Q1 Q1 Global Investment management 3 CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) FINANCIAL RESULTS Revenue Rental Carried Interest Asset Management Acquisition, Disposition & Incentive Capital to deploy: $5.7 billion4 Co-Investment: $141.4 million4 ($ in millions) Q1 2015 AUM flat vs Q4 2014 in local currency (USD driven by $3.5B of exchange rate impact) Q1 2015 AUM up $5B versus Q1 2014 in local currency Normalized EBITDA2 Q1 See slide 15 for footnotes. 29.8 32.1 2014 2015 87.2 84.5 22.4 18.2 2.1 0.8 7.5 112.5 110.2 2014 2015 4.5 3.6 3.7 5.0 8.6 8.7 1.2 1.3 2010 2011 2012 2013 2014 TTM Q1 2015 37.6 94.1 92.0 89.1 90.6 87.1 2010 2011 2012 2013 2014 Q1 2015

Q1 Q1 Revenue Pro-forma Revenue3 Development Services 1 $121.5 million of co-investments at the end of Q1 2015 $11.9 million in repayment guarantees on outstanding debt balances at the end of Q1 2015 FINANCIAL RESULTS PROJECTS IN PROCESS/PIPELINE ($ in billions) ($ in millions) 2 See slide 15 for footnotes. Revenue EBITDA 11.6 6.0 2014 2015 12.4 12.3 32.0 24.1 2014 2015 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.2 4.9 5.4 5.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 2.1 1.5 4.0 3.6 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14 1Q15 In Process Pipeline

KEY TAKEAWAYS Major accomplishments in Q1 2015: Announced our largest strategic acquisition in eight years to advance our occupier strategy Continued to enhance competitive position through people and platform investments Again generated outstanding financial results Good underlying momentum in our business and CBRE’s advantages as the global market leader becoming more pronounced Strong start to the year while maintaining expectations for 2015 adjusted EPS of $1.90 to $1.95, which is 15% growth at the mid-point Q1 comprises a small portion of annual earnings Currency hedges are marked-to-market each quarter GSE lending expected to taper off later in the year

SUPPLEMENTAL SLIDES AND GAAP RECONCILIATION TABLES

FOOTNOTES Slides 5 1. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. 2. Normalized EBITDA excludes certain carried interest incentive compensation expense and integration and other costs related to acquisitions. 3. Margin on fee revenue is based on Normalized EBITDA. Adjusted net income and adjusted EPS exclude amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs, integration and other costs related to acquisitions, and adjusts the timing of certain carried interest incentive compensation expense to match the timing of such expense with related revenue. 5. All EPS information is based on diluted shares. 6. Based on adjusted results. Slide 11 Excludes securities business. 2. Normalized EBITDA excludes certain carried interest compensation expense. In 2011, CBRE acquired the real estate investment management operations of ING Group in Europe, Asia and its global securities business. As of March 31, 2015. Slide 12 1. In Process figures include Long-Term Operating Assets (LTOA) of $0.2 billion for 1Q 15, $0.3 billion for 4Q 14, $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 4. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out. Pro-forma revenue includes equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest.

U.S. Market Statistics U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 4Q14 1Q15 2Q15 F 4Q15F 4Q14 1Q15 2013 2014 2015F Office 14.0% 13.9% 13.9% 13.7% 13.9 15.2 36.0 52.7 32.3 Industrial 10.3% 10.1% 10.1% 10.1% 75.5 64.4 241.2 225.8 133.5 Retail 11.4% 11.2% 10.8% 9.9% 10.4 8.3 29.1 24.7 50.6 Source: CBRE Econometric Advisors (EA) Outlooks 1Q 2015 preliminary U.S. Cap Rates 1Q14 4Q14 1Q15 Office Volume ($B) 23.4 37.1 33.3 Cap Rate 6.8% 6.8% 6.5% Industrial Volume ($B) 10.6 17.0 20.9 Cap Rate 7.3% 7.0% 6.8% Retail Volume ($B) 22.8 25.0 23.8 Cap Rate 6.8% 6.7% 6.4% Source: CBRE EA estimates from RCA data April 2015

Mandatory Amortization and Maturity Schedule ($ in millions) 1. $2,600.0 million revolver facility and term loan A mature in January 2020. As of March 31, 2015, the outstanding revolver balance was $110.0 million. Available Revolver As of March 31, 20151 Global Cash 2,811 9 22 25 34 59 460 800 425 - 500.0 1,000.0 1,500.0 2,000.0 2,500.0 3,000.0 3,500.0 4,000.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cash Revolver Capacity Term Loan A Sr. Unsecured Notes - 5.25% Sr. Unsecured Notes - 5.00%

CAPITALIZATION 1. Excludes $54.4 million of cash in consolidated funds and other entities not available for Company use at March 31, 2015. 2. Excludes $1,065.9 million of aggregate warehouse facilities outstanding at March 31, 2015. 3. Excludes non-recourse notes payable on real estate of $43.2 million at March 31, 2015. ($ in millions) As of March 31, 2015 Cash 1 $ 324.6 Revolving credit facility 110.0 Senior secured term loan A 500.0 Senior unsecured notes – 5.00% 800.0 Senior unsecured notes – 5.25% 426.8 Other debt 2,3 2.8 Total debt $ 1,839.6 Stockholders’ equity 2,259.3 Total capitalization 4,098.9 Total net debt $ 1,515.0 Net debt to TTM Q1 Normalized EBITDA 1.2x

Three Months Ended March 31, ($ in millions) 2015 2014 GCS revenue $ 694.9 $ 644.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 461.5 422.8 GCS fee revenue $ 233.3 $ 222.1 AS revenue $ 252.4 $ 224.2 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 135.8 109.7 AS fee revenue $ 116.6 $ 114.7 Consolidated revenue $ 2,052.5 $ 1,860.8 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 597.4 532.5 Consolidated fee revenue $ 1,455.1 $ 1,328.3 RECONCILIATION OF GROSS REVENUE TO FEE REVENUE

Three Months Ended March 31, ($ in millions) 2015 2014 Normalized EBITDA $ 246.7 $ 198.8 Adjustments: Integration and other costs related to acquisitions 3.2 - Carried interest incentive compensation expense to match current period revenues 1 (2.8) 1.6 EBITDA 246.3 197.2 Add: Interest income 2.3 1.6 Less: Depreciation and amortization 69.9 65.2 Interest expense 26.2 28.0 Write-off of financing costs 2.7 - Provision for income taxes 56.9 37.9 Net Income attributable to CBRE Group, Inc. $ 92.9 $ 67.7 RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME 1. Carried interest incentive compensation expense is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond.

Three Months Ended March 31, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 92.9 $ 67.7 Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 11.1 13.7 Integration and other costs related to acquisitions, net of tax 2.0 - Write-off of financing costs, net of tax 1.6 - Carried-interest incentive compensation expense to match current period revenues, net of tax 1 (1.6) 1.0 Adjusted net income attributable to CBRE Group, Inc. $ 106.0 $ 82.4 Adjusted diluted income per share attributable to CBRE Group, Inc. $ 0.32 $ 0.25 Weighted average shares outstanding for diluted income per share 335,698,590 333,349,519 1. Carried interest incentive compensation expense is related to funds that began recording carried interest expense in Q2 2013 and beyond. RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE